UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 23, 2023

GRAF ACQUISITION CORP. IV

(Exact name of registrant as specified in its charter)

Delaware	001-40427	86-2191918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1790 Hughes Landing Blvd., Suite 400
The Woodlands, TX   77380

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (346) 442-0819

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one-fifth of one redeemable warrant	GFOR.U	The New York Stock Exchange
Common stock, $0.0001 par value per share	GFOR	The New York Stock Exchange
Warrants, each exercisable for one share of common stock	GFOR WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

On March 23, 2023, Graf Acquisition Corp. IV (the “Company” or “Graf”) and NKGen Biotech, Inc. (“NKGen Biotech”), a biotechnology company focused on harnessing the power of the body’s immune system through the development of natural killer cell therapies, issued a press release to announce that they had entered into a non-binding letter of intent for a potential business combination. There can be no assurance that a definitive agreement will be entered into or that the proposed transaction will be consummated. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1.

Important Information and Where to Find It

If a legally binding definitive agreement with respect to the proposed business combination is executed, Graf intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement, which will include a preliminary proxy statement/prospectus (a “Proxy Statement/Prospectus”). A definitive Proxy Statement/Prospectus will be mailed to Graf’s stockholders as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the Proxy Statement/Prospectus, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Graf Acquisition Corp. IV, 1790 Hughes Landing Boulevard, Suite 400, The Woodlands, TX 77380.

This communication may be deemed to be offering or solicitation material in respect of the proposed business combination, which will be submitted to the stockholders of Graf for their consideration. Graf urges investors, stockholders and other interested persons to carefully read, when available, the preliminary and definitive Proxy Statement/Prospectus as well as other documents filed with the SEC (including any amendments or supplements to the Proxy Statement/Prospectus, as applicable), in each case, before making any investment or voting decision with respect to the proposed business combination, because these documents will contain important information about Graf, NKGen Biotech and the proposed business combination.

Participants in the Solicitation

Graf and NKGen Biotech and each of their directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed business combination described herein under the rules of the SEC. Information about the directors and executive officers of Graf and a description of their interests in Graf and the proposed business combination are set forth in Graf’s Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on March 31, 2022 (the “Annual Report”) and will be set forth in the Proxy Statement/Prospectus, when it is filed with the SEC. Information about NKGen Biotech’s directors and executive officers and a description of their interests in NKGen Biotech and the proposed business combination will be set forth in the Proxy Statement/Prospectus, when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of any business combination. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Current Report on Form 8-K, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Graf’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the ability of Graf to enter into a definitive agreement with respect to a business combination with NKGen Biotech within the time provided in Graf’s amended and restated certificate of incorporation; Graf’s ability to obtain an extension of the business combination deadline provided for in Graf’s amended and restated certificate of incorporation; Graf’s ability to obtain the financing necessary to consummate the potential transaction; the performance of NKGen Biotech’s business; the timing, success and cost of NKGen Biotech’s product development activities and clinical trials; the risk that Graf’s stockholder approval is not obtained; failure to realize the anticipated benefits of the proposed business combination, including as a result of a delay in consummating the proposed business combination; the amount of redemption requests made by Graf’s stockholders and the amount of funds remaining in Graf’s trust account after satisfaction of such requests; Graf’s and NKGen Biotech’s ability to satisfy the conditions to closing the proposed business combination; and those factors discussed in the Annual Report under the heading “Risk Factors,” and other documents of Graf filed, or to be filed, with the SEC. Graf does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release, dated March 23, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAF ACQUISITION CORP. IV

	By:	/s/ James A. Graf
Name: James A. Graf
Title: Chief Executive Officer

Dated: March 24, 2023

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